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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) April 9,
1997

                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

     New York         1-4166          16-0613330
    (State or other   (Commission     (IRS Employer
    jurisdiction of   File Number)    Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code
(716)777-1000

Item 5   Other Events
------   ------------

     The New York State Public Service Commission ("NYSPSC") has denied Rochester Telephone Corp.'s request for a waiver of certain conditions of its Open Market Plan agreement related to service quality results for 1996. The Registrant announced that it responds to the NYPSC decision concerning the waiver request of its subsidiary, Rochester Telephone
Corp.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.


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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                  Frontier Corporation
                                   (Registrant)


                                     /s/ Barbara J. LaVerdi
Dated: April 10, 1997           By:  -----------------------
                                        Barbara J. LaVerdi
                                        Assistant Secretary



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                           EXHIBIT INDEX



Exhibit Number      Description
--------------      ----------------------

     99             Press Release dated          Filed
                    April 9, 1997 regarding      herewith
                    the response of the
                    Registrant to the NYSPSC
                    decision on the Rochester
                    Telephone Corp. waiver request.